THOMSON REUTERS STREETEVENTS EDITED TRANSCRIPT ANF - Abercrombie & Fitch Co. at William Blair & Company LLC Growth Stock Conference EVENT DATE/TIME: JUNE 11, 2014 / 3:40PM GMT THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2014 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

C O R P O R A T E P A R T I C I P A N T S Jonathan Ramsden Abercrombie & Fitch Co. - COO C O N F E R E N C E C A L L P A R T I C I P A N T S Amy Noblin William Blair & Co. - Analyst P R E S E N T A T I O N Amy Noblin - William Blair & Co. - Analyst Okay, good morning, everyone. Hi, I am Amy Noblin, the apparel and accessory analyst here at William Blair. It is my pleasure to introduce the management team of Abercrombie & Fitch. While I think the troubles in the teen segment are well noted, we think Abercrombie is on the verge of some of the most comprehensive strategic change we have seen in this space in quite some time, making this a uniquely interesting time to hear their story. With us today are Jonathan Ramsden, COO and Brian Logan, VP of Finance and Controller. Per compliance, for a complete list of research disclosures or potential conflicts of interest, please visit our website at WilliamBlair.com. With that, I'll turn it over to Jonathan. Thank you for being here. Jonathan Ramsden - Abercrombie & Fitch Co. - COO Thanks, Amy and good morning, everyone. So before we start, I am going to remind you that any forward-looking statements we may make today are subject to the Safe Harbor statement found in our SEC filings and also please refer to our 8-K filed on June 3 for a reconciliation of non-GAAP measures to -- of GAAP measures to non-GAAP measures that we will be referring to in the presentation. So we are going to keep our prepared comments fairly brief today and primarily just recap on some of the themes for the last earnings call. Overall, we were pleased that earnings for the quarter were in line with our expectations, particularly in the context of what clearly remains a difficult teen retail environment. Sales were $822 million for the quarter, down 2% to last year and included strong growth in DTC, up 28% for the quarter. Comps sales were down 4%, which included significant sequential improvement in the female business. The gross margin rate for the quarter was down 370 basis points, reflecting an increase in promotional activity and to a lesser extent, the higher mix of fall merchandise selling versus last year. On an adjusted non-GAAP basis, operating expense was down $37 million, representing 310 basis points of leverage, largely driven by savings from the Company's profit improvement initiative, particularly related to store payroll and was net of investments in marketing and DTC. For the quarter, we reported on an adjusted non-GAAP basis a loss of $0.17 for the quarter, again in line with our expectations coming into the quarter. In our core US chain plus DTC business, comp sales continued to improve sequentially moving towards flat for the quarter. Following 12 straight quarters of growth on this metric, we swung to negative comps throughout 2013. We are obviously pleased by the sequential improvement in the past couple of quarters and it is important that we return to positive growth in our core US business. We think the steps we are taking as we execute against our long-range strategic plan should put us in a position to achieve that goal. Overall, our objective remains to drive significant improvement on return on invested capital through a combination of operating margin expansion and disciplined capital allocation. From an operating margin standpoint, we are focused on executing our long-range plan, which addresses many components of this initiative. First, improving productivity and profitability in our US stores, which we see being accomplished primarily through a mix of merchandising and marketing initiatives combined with store closures. We are highly focused on continuing to improve fashion, particularly in our female business. As we said on our recent earnings call, we continue to make good progress in evolving our assortment, increasing style differentiation and improving our test and react capabilities. We are also working to increase brand engagement through enhanced marketing programs and campaigns, which includes the recently launched Hollister House. Hollister House is a beach house in Southern California that is supporting a major digital marketing 2 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2014 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. JUNE 11, 2014 / 3:40PM, ANF - Abercrombie & Fitch Co. at William Blair & Company LLC Growth Stock Conference

campaign. The house will host live music performances and guest celebrities to create engaging content for our fans to experience across multiple social media platforms. In addition, we plan to increase brand engagement through investments in our stores and our online experience, which includes a planned rollout of the new Hollister storefront in 75 to 100 stores by year-end. As you could see from the side-by-side comparison, the existing porch and shutters format is being replaced with a new open glass front and video portal. Here is a short video that highlights the features of the new storefront. (video playing) So as we said on the earnings call, we have been very pleased with the results of the Hollister store remodel test, which on average have resulted in a double-digit increase in sales and a substantially greater increase in traffic versus a control group and we are also going to be testing a lower-cost version of the remodeled storefront as we look to extend the rollout across the fleet. Finally, with regard to US store productivity, we continue to see store closures as a key part of the equation. We have closed 220 stores since 2010 and we currently expect to close 60 to 70 stores in the US during 2014 through natural lease expirations primarily at the end of the year. Importantly, the actions we have taken in the past few years give us significant flexibility as we think about the optimal size of our US bricks and mortar footprint. In total, about 500 of our roughly 840 US leases are up for renewal between now and the end of 2016. The second component to improving operating margin is continuing our profitable international growth with the expectation of increasing our international penetration to approximately 50% of total sales. We continue to be pleased by the results from our recent expansion efforts in Asia and our new international store openings are prioritized towards key growth markets of China, Japan and the Middle East. The third component is to increase DTC penetration to 25% of sales or greater while maintaining strong margins. We are off to a good start in 2014 and expect to achieve another year of strong growth. We plan to continue to invest in DTC, including increasing our assortment of Web-exclusive styles, advancing mobile capabilities and expanding international language and payment options. We will also be introducing a local website and local fulfillment for our DTC business in China, which is another significant step for us as we continue to build on our leading international e-commerce position. In addition, we have made solid progress on several of our core omnichannel initiative since last fall. During the third quarter, we plan to roll out order in-store to all US stores and begin piloting ship from store with a broader rollout planned for about half the US fleet in the fourth quarter. And finally, the fourth component is reducing expense. We have made good progress in executing our profit improvement initiative and continue to expect to achieve at least $175 million of annual savings. In addition, we continue to expect to incur $30 million or more of incremental marketing expenditures in 2014. We believe the next big area of opportunity lies in lowering our merchandise average unit cost. Our average unit cost is expected to be down in the back half of the year and we see additional opportunity as we move forward, particularly for Hollister. We also see further potential operating expense opportunities. Beyond these four components, we continue to focus on ensuring we are properly organized to execute against our strategic plan. We completed our move to a vertical organizational structure by brand for most of our categories in design, merchandise and planning. And yesterday, we announced the hiring of our first brand president, Christos Angelides. Christos will have overall responsibility for product and customer-facing activities for the A&F and Abercrombie Kids brands, as well as be accountable for the financial performance of the brands as a whole. Christos brings 28 years of experience working with and running a multibillion-dollar international retailer and we are very excited to have him join the A&F team. We believe these actions will support a number of key objectives, including increase brand differentiation and increased accountability. In addition, we believe the branded organizational structure will impact other areas of the business as well and we are moving towards having full brand level P&Ls in the next couple of quarters. The other element of driving significant ROIC improvement is disciplined capital allocation. We expect to hold our capital expenditure at around $200 million annually although we will continue to review this in light of available investment opportunities. For 2014, we now expect capital 3 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2014 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. JUNE 11, 2014 / 3:40PM, ANF - Abercrombie & Fitch Co. at William Blair & Company LLC Growth Stock Conference

expenditures to be approximately $210 million to $220 million, which now includes additional CapEx related to the expanded rollout of the new Hollister storefront we just saw. 2014 CapEx continues to be prioritized towards DTC and IT investments to support growth initiatives. This includes a major project to reconfigure one of our distribution centers to be a dedicated direct-to-consumer facility, which we expect will improve order processing time and provide the additional infrastructure necessary to support unit growth volume from our expanding Web-exclusive assortment. CapEx related to new international store openings are prioritized or is prioritized towards the key growth markets of China, Japan and the Middle East. In 2014, we expect to open 15 full-price international stores, including the A&F flagship store in Shanghai that opened in April two huge crowds and the small number of A&F mall-based stores. We also plan to open about 8 to 10 international US outlet stores during the year. Overall, our cash on cash ROI on 2014 CapEx is expected to comfortably exceed our 30% objective. Our capital allocation philosophy remains to deploy capital where it will generate the greatest risk-adjusted returns. As part of this, we expect to continue to return cash to shareholders through share repurchases. During the first quarter, we repurchased 3.8 million shares at an aggregate cost of $150 million through an announced accelerated share repurchase program. We anticipate additional share repurchases over the course of the year utilizing free cash flow generated from operations and existing or additional credit facilities. Moving on to our outlook for the rest of 2014, we have maintained our guidance of full-year diluted EPS in the range of $2.15 to $2.35. This now includes the effect of the first-quarter accelerated share repurchase, which offsets the assumption of a somewhat more difficult operating environment. The guidance is based on the assumption that full-year total comparable sales will be in the range of down 3% to down 4%. The guidance assumes a gross margin rate for the full year that is down slightly compared to fiscal 2013 and we expect average unit retail pressure and lower shipping and handling revenues to offset average unit cost improvement and a benefit from the Company's profit improvement initiative. We expect the gross margin rate for the second quarter to be lower than the full-year rate with the third and fourth quarters getting the benefit of the year-over-year AUC reduction. On a sequential basis, we expect a lower year-over-year decline in operating expense for the second quarter due to the cadence of expense savings and offsetting marketing investments, which we now expect to be significantly greater on a year-over-year basis in the second quarter. The above guidance does not include charges related to the Gilly Hicks restructuring, the Company's profit improvement initiative, certain corporate governance matters or other potential impairment and store closure charges. In addition, the guidance assumes a weighted average share count of approximately 74.5 million shares, which does not include the effect of additional share repurchases over the course of the year. It also assumes a full-year tax rate of approximately 35% and this rate remains sensitive to the profit mix between international and US. That brings us to the end of our brief prepared remarks this morning. As we look forward to the rest of 2014 and beyond, we remain highly focused on returning to growth and we believe we are taking the right steps and are on course to accomplish that goal. We are confident that the strategic choices we are making will position us to drive significant improvement in our results and increase share value. So that is the end of our prepared comments. I think we are going to take, Amy, a few minutes for comments and questions? Amy Noblin - William Blair & Co. - Analyst (inaudible) has a question this morning? 4 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2014 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. JUNE 11, 2014 / 3:40PM, ANF - Abercrombie & Fitch Co. at William Blair & Company LLC Growth Stock Conference

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